
IPDN

SAFE HARBOR STATEMENT

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements regarding Professional Diversity Network's ("IPDN" or the "Company") expected future financial position, results of operations, cash flows, business strategy, budgets, projected costs, capital expenditures, products, competitive positions, growth opportunities, plans and objectives of management for future operations, as well as statements that include the words such as "expects," "reaffirms" "intends," "anticipates," "plans," "believes," "seeks," "estimates," "optimistic," or variations of such words and similar expressions, are forward-looking statements. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, including those described under the heading "Risk Factors" in the Company's preliminary prospectus and filings with the Securities and Exchange Commission (the "SEC"). Moreover, the Company operates in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for Company management to predict all risks, nor can the Company assess the impact of all factors on its business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements the Company may make. In light of these risks, uncertainties and assumptions, the forward-looking events and circumstances discussed in this presentation may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. These risk factors are listed from time to time in IPDN's SEC filings, including but not limited to its most recently filed Form 10-K and Form 10-Q. IPDN does not assume any obligation to publicly update or revise any forward-looking statements for any reason.

ABOUT IPDN

Professional Diversity Network, Inc. (NASDAQ: IPDN) is a global developer and operator of online and in-person networks that provides access to networking, training, educational and employment opportunities for diverse professionals. We operate several other business units in the United States including the International Association of Women (IAW), which is one of the largest, most recognized networking organizations of professional women in the country, spanning more than 200 industries and professions, and RemoteMore USA, an online platform specialized in remote-hiring of developers. Through an online employee recruitment platform that leverages our affinity groups, we provide our employer clients a means to identify and acquire diverse talent and assist them with their efforts to comply with the Equal Employment Opportunity Office of Federal Contract Compliance Program. Our mission is to utilize the collective strength of our affiliate companies, members, partners and unique proprietary platform to be the standard in business diversity recruiting, networking and professional development for women, minorities, veterans, LGBTQ and disabled persons globally.



IPDN USA OVERVIEW



PDN DIVERSITY RECRUITMENT

IPDN PROFESSIONAL DIVERSITY NETWORK , INC.

Professional Diversity Network

Professional Diversity Network is the nation's leading, single-source diversity online recruitment company.

WHO WE ARE

- 8 affinity sites dedicated to connecting recruiters with diverse talent
- 20+ membership based diversity partners including NAACP, National Urban League, TechLatino.
- 15+ national diversity career events
- Worked with 67% of Fortune 500's diversity efforts

WHAT WE DO

- Increase diverse candidate flow
- Source and qualify interested candidates
- Lower cost per hire (CPH)
- Provide culturally relevant outreach and branding



PDN SERVICES



ENTERPRISE

Macro Solution

Increase your candidate flow while enhancing your Diversity brand in an automated manner.



PDN RECRUITS

Micro Solution

Hyper targeted and screened candidates for 1-15 jobs at a time for 30 day periods.



COMPLIANCE

OFCCP

Companies seeking to comply with the OFCCP and EEO regulations.



EVENTS

Career Fair

Meet face-to-face with diverse candidates at our Local, National and Virtual Career Fairs.



PLACEMENT

Executive Search

Pay per Hire solution for Senior Level Talent.



EVENT RESUME DATABASE PORTAL

Access to a marketplace of educated and experienced diverse professionals for recruiters.

PDN 2021 VIRTUL EVENT STATS

Starting 2020, we shifted our career events from in-person to virtual (available since 2014) due to the pandemics and have seen great success with increased job seeker registration rate and employer client satisfaction rate. In 2022, we plan to offer a hybrid of in-person and virtual job fair to our clients.

Source: 2021 PDN Event Demographics



55% African American
15% Caucasian
14% Hispanic
4% Other
1% American Indian
1% Arab
10% Asian



49% 4-year degree
26% Master's
22% 2-year degree
3% PhD


PNC





STRATEGIC PARTNERSHIPS



Over 20+ Diversity Organizations, Not-for-Profit and Media Partners

NAACP
BDPA
Greek Diversity
National Urban League
jofdav
Veterans Exchange
TECHLATINO
disabledperson
HV HIRE VETERANS
WOMEN
DISABILITY SOLUTIONS

GROWING ETHNIC DIVERSITY
OF U.S. POPULATION AND LABOR FORCE


2014
38%
14.3
17.4
6.3
68.3
African-American
Hispanic-American
Asian-American
Other


2060
58.2%
17.9
41.8
28.6
11.7
African-American
Hispanic-American
Asian-American
Other

Source: U.S. Census Bureau
Projections of the Size and Composition of the U.S. Population: 2014 to 2060



IPDN WOMEN'S NETWORKING

IPDN | PROFESSIONAL DIVERSITY NETWORK , INC.

ABOUT IAW

The International Association of Women (IAW) is a global in-person and online professional networking organization that provides professional women the forum, education, and services to thrive in an interconnected world.

Founded in Chicago in 2017, IAW is a business unit of Professional Diversity Network, Inc. (NASDAQ: IPDN), a global network that provides diverse professionals worldwide with access to networking and employment opportunities.

International Association of WOMEN

MARKET OPPORTUNITY

- **WOMEN AT WORK**

75+ million women in the civilian labor force.

- **WORKFORCE INCREASE**

47% Workforce are Women

- **WOMEN BUSINESSES**

12.3 million women-owned businesses
Generate **$1.8 trillion** a year

- **US CONSUMER SPENDING**

74.9% identify themselves as the primary shoppers for their households.

Sources: U.S. Department of Labor
Bureau Of Labor Statistics

International Association of WOMEN

INTERNATIONAL ASSOCIATION OF WOMEN



45% ARE MANAGERS OR EXECUTIVES



75% ARE HOMEOWNERS

90% ATTENDED COLLEGE or UNIVERSITY

60% EARN $75K - $150K PER YEAR

60% BETWEEN THE AGES OF 31 - 55

40% ARE BUSINESS OWNERS





International Association of WOMEN

INTERNATIONAL ASSOCIATION OF WOMEN



Online Networking

- New interactive event formats introduced
- Enhanced education benefits with LinkedIn Learning
- Influencer journey roadmap created
- Local chapters expanded to Global audience
- New partnerships with Trustworthy, WSJ and Financial Times Live



Professional Development Tools



Career Resources



Promotional tools and News



Exclusive Member Discounts

- Due to Covid-19 restrictions, in-person events are currently on hold

International Association of WOMEN

2020 - 2021

NETWORKING EVENTS

20,000 REGISTRATIONS

75+ VIRTUAL EVENTS

400+ LOCAL CHAPTER EVENTS

40 LOCAL CHAPTERS

MEMBERSHIP RENEWAL RATE

2018	2019	2020	2021
37%	40%	48%	53%

1Million PAGE VIEWS

SOCIAL MEDIA REACH

330K

- Facebook: 248k+ FOLLOWERS
- Twitter: 14k+ FOLLOWERS
- LinkedIn: 62k+ FOLLOWERS
- Instagram: 6k+ FOLLOWERS

IPDN US EXPANSION PLAN

Professional Diversity Network

PDN Employer Solutions

- Grow Event Job Board Partnerships with Diversity Based Membership Organizations
- Expand Pay Per Hire Executive Search Solution
- Seek Acquisitions that Increase Recruitment Revenue and Grow Operations
- Drive and Grow Organic Traffic
- Launch Advertising Initiatives to Support Sales and Job Seeker Engagement
- Grow Third-Party Reselling Partnerships
- Onboarding Additional Human Capital Resources
- Expand Ecommerce Sales Activity and Revenue

International Association of WOMEN

IAW

Expand Corporate Partnership Model

Event Sponsors, Corporate Programs, Membership Drive

Continued Enhancement of Membership

Robust Content, Member Experience & Value, Expansion of Benefits

Mission

RemoteMore USA connects companies with reliable, cost-efficient developers, without effort and friction.

Vision

Empowering every developer to get a meaningful job regardless of their location.

RemoteMore USA

IPDN | PROFESSIONAL DIVERSITY NETWORK , INC.

MARKET SIZE



TAM = $490 Bn
Total Addressable Market
SAM = $23 Bn
Serviceable Available Market
SOM = $4.2 Bn
Serviceable Obtainable Market

Developer recruiting is a huge market

The developer segment of the recruiting market is growing at 20%+ annually.



PERFECT TIMING

The remote market is extremely hot right now

The remote market is extremely hot right now. We have been in the remote hiring industry for the past 3 years, and we have worked remotely for the past 5 years.

Coronavirus accelerated the adoption of remote work even further. All companies had to develop the capability to work remotely. Our market size grew 3-5 times.


How has having remote workers within your organization functioned during the crisis?
40%
30%
20%
10%
0%
Much worse than expected
Somewhat worse than expected
As expected
Somewhat better than expected
Much better than expected

Source: The future of remote work

OUR PRODUCT


RemoteMore
Elon Musk
Video interview
General info
Top technologies

Marketplace for finding a remote job

450+ Companies

Marketplace for hiring remote developers

6,000+ Developers


RemoteMore
Search filters
Robert Č.
Hasan C.
Get more candidates

PRICING MODEL

Free for developers. Paid for by companies

Commission fee

Commission % added to the salary

You pay only per successful hire. It is free to sign up, browse and interview developers.

The salary numbers that you see in the candidate profiles already include the commission. The salary numbers are the total that you would be paying (except VAT if applicable).

FREE SIGN UP

Pay only per successful hire

Recruiting fee

One-time fee per successful hire

You pay only per successful hire. It is free to sign up, browse and interview developers.

When you hire a developer candidate, you would pay a one-time fee for the hiring that you have made. Talk with our team to agree on a specific pricing.

FREE SIGN UP

Pay only per successful hire

REMOTEMORE USA GROWTH INITIATIVES

Expanding the business

- Released new marketing website in 2021 November
- Building supply in South & North America, building the supply for the European market
- Expand sales team for both the US and the European markets
- Continuously improving the product


WE ARE HIRING!
APPLY

STOCK INFORMATION TABLE

Professional Diversity Network, Inc. (NASDAQ: IPDN)


1.26 USD Sep 30, 2021
5
4
3
2
1
Feb 2021
Jun 2021
Oct 2021

52 Week Range	$1.00 - $5.56
Shares Outstanding	16.0 M (approx.)
Market Cap	20.0 M (approx.)

Data as of September 30, 2021

FINANCIAL DATA

Strategic planning has fueled a complete turnaround in the direction of Revenues and Expenses for continuing operations



$3,000,000
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$-
Q1 2020
Q2 2020
Q3 2020
Q4 2020
Q1 2021
Q2 2021
Q3 2021
Total Revenues
Total Expenses

FINANCIAL DATA

Cost containment initiatives of Corporate Overhead expenses and close monitoring of revenue related expenses have shown decreases in both as a percentage of total revenues



160%
140%
120%
100%
80%
60%
40%
20%
0%
Q1 2020
Q2 2020
Q3 2020
Q4 2020
Q1 2021
Q2 2021
Q3 2021
123%
141%
98%
54%
60%
45%
35%
76%
71%
51%
64%
67%
61%
54%
Total Expenses less Corp OH as a % of Total Revenues
Corp OH Expenses as a % of Total Revenues

LEADERSHIP TEAM



Adam He
Chief Executive Officer



Larry Aichler
Chief Financial Officer



Chad Hoersten
Chief Technology Officer



Jin Chou
Secretary/ Chief of Staff



Russell Esquivel
Senior Vice President of PDN



Megan Bozzuto
President of IAW



Boris Krastev
CEO of RemoteMore USA

BOARD OF DIRECTORS



Hao Zhang
Non-Executive Chairman



Michael D. Belsky
Independent Director



Courtney C. Shea
Independent Director



Haibin Gong
Independent Director



Grace Reyes
Independent Director


NASDAQ WELCOMES
PROFESSIONAL DIVERSITY
NETWORK & COSMIC
FORWARD LIMITED
Professional
Diversity Network
Nasdaq

FOR FURTHER INFORMATION

Investor Relation Contact:

Email: investor@ipdnusa.com